Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Operating expenses
General and administrative	$ 2,592,000	$ 1,079,000
Research and development	2,852,000	2,366,000
Operating loss	(5,444,000)	(3,445,000)
Other income (expense):
Interest income	8,000	6,000
Interest expense	(183,000)	(184,000)
Other expense	(64,000)	(16,000)
Change in fair value of derivatives
Total other income (expense)	(239,000)	(194,000)
Loss before income tax benefit	(5,683,000)	(3,639,000)
Income tax benefit	756,000	108,000
Net loss	(4,927,000)	(3,531,000)
Foreign currency translation adjustment gain (loss)	30,000	(13,000)
Comprehensive loss	$ (4,897,000)	$ (3,544,000)
Basic and diluted net loss per share (in dollars per share)	$ (0.35)	$ (0.69)
Weighted average shares outstanding – basic and diluted (in shares)	14,073,174	5,109,644